Exhibit 99.2

EXECUTION VERSION

TRIUMPH GROUP, INC.

AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT

DATED AS OF JULY 27, 2005

$80,000,000 SERIES A SENIOR NOTES DUE DECEMBER 2, 2012

$70,000,000 SERIES B SENIOR NOTES DUE DECEMBER 2, 2012

Annexes & Exhibits

Tab 1:	Annex 1	–	Current Noteholders and Principal Amounts

Tab 2:	Exhibit A	–	Amendment to Existing Note Purchase Agreement

i

TRIUMPH GROUP, INC.

$80,000,000 SERIES A SENIOR NOTES DUE DECEMBER 2, 2012

$70,000,000 SERIES B SENIOR NOTES DUE DECEMBER 2, 2012

AMENDMENT NO. 4 TO NOTE PURCHASE AGREEMENT

As of July 27, 2005

To each of the Current Noteholders

Named in Annex 1 hereto:

Ladies and Gentlemen:

TRIUMPH GROUP, INC., a Delaware corporation (together with any successors and assigns, the “Company”), hereby agrees with each of you as follows:

1.                                      PRIOR ISSUANCE OF NOTES, ETC.

The Company previously issued and sold (a) eighty million dollars ($80,000,000) in aggregate principal amount of its Series A Senior Notes due December 2, 2012 (as may be amended, restated or otherwise modified from time to time, collectively, the “Series A Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement) and (b) seventy million dollars ($70,000,000) in aggregate principal amount of its Series B Senior Notes due December 2, 2012 (as may be amended, restated or otherwise modified from time to time, collectively, the “Series B Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement) pursuant to those certain separate Note Purchase Agreements, each dated as of November 21, 2002, as amended by (i) that certain Amendment No. 1 to Note Purchase Agreement, dated as of April 21, 2004; (ii) that certain Amendment No. 2 to Note Purchase Agreement, dated as of November 3, 2004 and (iii) that certain Amendment No. 3 to Note Purchase Agreement, dated as of May 3, 2005 (as in effect immediately prior to giving effect to the Amendment provided for herein, collectively, the “Existing Note Purchase Agreement” and, as amended pursuant to this Agreement and as may be further amended, restated or otherwise modified from time to time, collectively, the “Note Purchase Agreement”) between the Company and each of Current Noteholders (as herein after defined).  The Series A Notes and the Series B Notes are collectively referred to herein as the “Notes.”  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement after giving effect to the Amendment contemplated by this Agreement.

The register kept by the Company for the registration and transfer of the Notes indicates that each of the Persons named in Annex 1 hereto (collectively, the “Current Noteholders”) is currently a holder of the aggregate principal amount of Notes indicated in such Annex 1.

2.                                      REQUEST FOR CONSENT TO AMENDMENT.

The Company hereby requests that each of the Current Noteholders agree to the amendment (the “Amendment”) to the Existing Note Purchase Agreement provided for by this Agreement.

3.                                      WARRANTIES AND REPRESENTATIONS.

To induce the Current Noteholders to enter into this Agreement and to agree to the Amendment, the Company warrants and represents to the Current Noteholders as follows (it being agreed, however, that nothing in this Section 3 shall affect any of the warranties and representations previously made by the Company in or pursuant to the Existing Note Purchase Agreement, and that all of such other warranties and representations, as well as the warranties and representations in this Section 3, are true and correct in all material respects on and as of the date hereof):

3.1.                            No Material Adverse Change.

Since the date of the most recent audited financial statements provided to you pursuant to Section 7.1(b) of the Existing Note Purchase Agreement, there has been no change in the business operations, profits, financial condition, properties or business prospects of the Company or any Subsidiary except changes that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

3.2.                            Corporate Organization and Authority.

Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power (including without limitation, corporate and limited liability power) and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Financing Documents.

3.3.                            Legal and Authorized; Obligations are Enforceable.

(a)           Legal and No Conflict.  The execution and delivery by the Company and its Subsidiaries of this Agreement and the compliance by the Company and its Subsidiaries with all of the provisions of the Financing Documents to which it is a party are legal and do not violate, conflict with, result in any breach of any of the provisions of, require any consents under, constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon any property of the Company or any Subsidiary under the provisions of,

(i)            the charter documents or any other material agreement to which the Company or such Subsidiary is a party or by which it or any of its properties may be bound, or

(ii)           any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary.

(b)           Obligations of Company are Enforceable.  The execution and delivery of this Agreement has been duly authorized by all necessary action on the part of the Company, and this Agreement has been executed and delivered on behalf of the Company by one or more duly authorized officers of the Company, and each of the Financing Documents to which the Company or any Subsidiary is a party constitutes a legal, valid and binding obligation of the Company and such Subsidiary, enforceable against the Company or such Subsidiary in accordance with its respective terms, except that, in each case, the enforceability thereof may be

(i)            limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally,  and

(ii)           subject to the availability of equitable remedies,

and except that certain rights to indemnity and contribution may be limited by applicable law.

3.4.                            Full Disclosure.

Neither the financial statements and other certificates previously provided to the Current Noteholders pursuant to the provisions of the Existing Note Purchase Agreement nor the statements made in this Agreement nor any other written statements furnished by or on behalf of the Company to the Current Noteholders in connection with the proposal and negotiation of the Amendment, taken as a whole, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein and herein not misleading.  There is no fact relating to any event or circumstance that has occurred or arisen since the Closing that the Company has not disclosed to the Current Noteholders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

3.5.                            Governmental Consent.

Neither the nature of the Company, or of any of its businesses or Properties, nor any relationship between the Company and any other Person, nor any circumstance in connection with the execution and delivery of this Agreement by the Company, or the performance by the Company of its obligations thereunder, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Company in connection with the execution and delivery of this Agreement or the performance by the Company of its obligations under the Financing Documents to which it is a party.

3.6.                            Litigation; Observance of Agreements, Statutes and Orders.

(a)           Except with respect to the matter Eaton Corp, et al v Frisby, et al and the related investigation by the Department of Justice, as disclosed in the Company’s Current Report on Form 8-K dated July 14, 2004, and any quarterly or current report dated prior to the Effective Date, filed by the Company with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, and the regulations promulgated there under, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b)           Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

3.7.                            Solvency.

The fair saleable value of the business and assets of each of the Company and each Subsidiary, exceeds, as of the Effective Date, the amount that will be required to pay the probable liabilities of such Person (including subordinated, contingent, unmatured and unliquidated liabilities), on existing debts as they may become absolute and matured.  No such Person, after the Effective Date, will be engaged in any business or transaction, or be about to engage in any business or transaction, for which such Person has unreasonably small capital, and no such Person has any intent to hinder, delay or defraud any entity to which such Person is, or will become indebted, or to incur debts that would be beyond such Person’s ability to pay as they mature.

3.8.                            Intent.

The Company is not entering into the transactions contemplated by this Agreement with any intent to hinder, delay or defraud either current creditors or future creditors of the Company.

3.9.                            No Defaults.

No event has occurred and no condition exists that, upon the execution and delivery of this Agreement would constitute a Default or an Event of Default.

4.                                      AMENDMENT TO EXISTING NOTE PURCHASE AGREEMENT.

Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Existing Note Purchase Agreement is hereby amended in the manner specified in Exhibit A to this Agreement.

5.                                      CONDITIONS PRECEDENT.

The Amendment to the Existing Note Purchase Agreement provided for in Section 4 hereof shall become effective on the date (the “Effective Date”) upon which all of the following conditions precedent have been satisfied:

5.1.                            Execution and Delivery of this Agreement.

The Company and each of the Current Noteholders shall have executed and delivered a counterpart of this Agreement.

5.2.                            Costs and Expenses.

The Company shall have paid on the Effective Date all costs and reasonable expenses of the Current Noteholders relating to this Agreement due on such date in accordance with Section 6.5 hereof (including, without limitation, any reasonable attorney’s fees and disbursements).

5.3.                            Representations and Warranties.

The representations and warranties set forth in Section 3 shall be true and correct as of such date.

5.4.                            Proceedings Satisfactory.

The Current Noteholders and their special counsel shall have received copies of such documents and papers (whether or not specifically referred to above in this Section 5) as they may have reasonably requested prior to such date and such documents shall be in form and substance satisfactory to them.

6.                                      MISCELLANEOUS.

6.1.                            Effect of Amendment.

This Agreement shall be construed in connection with and as a part of the Existing Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement and the other Financing Documents are hereby ratified and shall be and remain in full force and effect.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Note Purchase Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

6.2.                            Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto (including, without limitation, any transferee).  The provisions hereof are intended to be for the benefit of each of the Current Noteholders and shall be enforceable by any successor or assign of such Current Noteholder whether or not an express assignment of rights hereunder shall have been made by such Current Noteholder or its successors or assigns.

6.3.                            Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

6.4.                            Waivers and Amendment.

Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by each of the parties signatory hereto.

6.5.                            Costs and Expenses.

Whether or not the Amendment becomes effective, the Company will promptly (and in any event within ten (10) days of receiving any statement or invoice therefor) pay all fees, expenses and costs relating to this Agreement, including, but not limited to, (a) the reasonable cost of reproducing this Agreement and the other documents delivered in connection herewith and (b) the reasonable fees and disbursements of the Current Noteholders’ special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Current Noteholders’ special counsel presented to the Company on the Effective Date. The Company will also promptly pay, upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of the Current Noteholders’ special counsel rendered after the Effective Date in connection with this Agreement.  This Section 6.5 shall not be construed to limit the Company’s obligations under Section 15.1 of the Note Purchase Agreement.

6.6.                            Section Headings, etc.

The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof.  The words “herein,” “hereof,” “hereunder,” and “hereto” refer to this Agreement as a whole and not to any particular Section or other subdivision.

6.7.                            Duplicate Originals, Execution in Counterpart.

Two or more originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed in one or more counterparts and shall be effective at the time provided in Section 5 hereof, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.  Delivery of a facsimile or electronic copy of an executed signature page shall be effective as delivery of an original.

6.8.                            Entire Agreement.

This Agreement constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

[Remainder of page intentionally left blank.  Next page is signature page.]

If this Agreement is satisfactory to you, please so indicate by signing the applicable acceptance on a counterpart hereof and returning such counterpart to the Company, whereupon this Agreement shall become binding among the Company and you in accordance with its terms.

Very truly yours,

TRIUMPH GROUP, INC.

By:	/s/ John R. Bartholdson
Name:	John R. Bartholdson
Title:	Senior Vice President, CFO & Treasurer

Accepted:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC,
Its Investment Manager

By:	/s/	Lisa Scuderi
Name:		Lisa A. Scuderi
Title:		Director

NEW YORK LIFE INSURANCE COMPANY

By:	/s/	Lisa Scuderi
Name:		Lisa A. Scuderi
Title:		Investment Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
By:		New York Life Investment Management LLC, Its Investment Manager

By:	/s/	Lisa Scuderi
Name:		Lisa A. Scuderi
Title:		Director

[Signature Page to Amendment No. 4 to Note Purchase Agreement]

SECURITY LIFE OF DENVER INSURANCE COMPANY
ING USA ANNUITY AND LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY
By:		ING Investment Management LLC, as Agent

By:	/s/	Christopher P. Lyons
Name:		Christopher P. Lyons
Title:		Senior Vice President

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:		Babson Capital Management LLC as Investment Adviser

By:	/s/	Robert D. Erwin
Name:		Robert D. Erwin
Title:		Managing Director

C.M. LIFE INSURANCE COMPANY
By:		Babson Capital Management LLC as Investment Sub-Adviser

By:	/s/	Robert D. Erwin
Name:		Robert D. Erwin
Title:		Managing Director

MASSMUTUAL ASIA LIMITED
By:		Babson Capital Management LLC as Investment Adviser

By:	/s/	Robert D. Erwin
Name:		Robert D. Erwin
Title:		Managing Director

HARTFORD FIRE INSURANCE COMPANY
By:		Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

By:	/s/	Ronald A. Mendel
Name:		Ronald A. Mendel
Title:		Managing Director

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
By:		Hartford Investment Services, Inc., its Agent and Attorney-in-Fact

By:	/s/	Ronald A. Mendel
Name:		Ronald A. Mendel
Title:		Managing Director

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/	Eve Hampton
Name:		Eve Hampton
Title:		Vice President, Investments

By:	/s/	J. G. Lowery
Name:		J. G. Lowery
Title:		Ass’t Vice President, Investments

THE CANADA LIFE ASSURANCE COMPANY

By:	/s/	Eve Hampton
Name:		Eve Hampton
Title:		Vice President, Investments, U.S. Operations

By:	/s/	J. G. Lowery
Name:		J. G. Lowery
Title:		Ass’t. Vice President, Investments, U.S. Operations

AMERITAS LIFE INSURANCE CORP.
By:		Ameritas Investment Advisors Inc., as Agent

By:	/s/	Andrew S. White
Name:		Andrew S. White
Title:		Vice President

AMERITAS VARIABLE LIFE INSURANCE COMPANY
By:		Ameritas Investment Advisors Inc., as Agent

By:	/s/	Andrew S. White
Name:		Andrew S. White
Title:		Vice President

ACACIA NATIONAL LIFE INSURANCE COMPANY
By:		Ameritas Investment Advisors Inc., as Agent

By:	/s/	Andrew S. White
Name:		Andrew S. White
Title:		Vice President

The undersigned Subsidiary Guarantors hereby acknowledge and affirm that the Subsidiary Guaranty and each of the other Financing Documents to which it is a party remains in full force and effect:

AEROSPACE TECHNOLOGIES, INC.
CBA ACQUISITION, LLC
CHEM-FAB CORPORATION
DV INDUSTRIES, INC.
EFS AEROSPACE, INC.
FRISBY AEROSPACE, LLC
FURST AIRCRAFT, INC.
HTD AEROSPACE, LLC
LEE AEROSPACE, INC.
NU-TECH BRANDS, INC.
NU-TECH INDUSTRIES, INC.
TRIUMPH AIRBORNE STRUCTURES, INC. (formerly Airborne Nacelle Services, Inc.)
TRIUMPH AVIATIONS INC.
TRIUMPH BRANDS, INC.
TRIUMPH COMPONENTS – SAN DIEGO, INC.
TRIUMPH COMPOSITE SYSTEMS, INC.
TRIUMPH CONTROLS, INC.
TRIUMPH ENGINEERED SOLUTIONS, INC.
TRIUMPH ENGINEERING SERVICES, INC.
TRIUMPH GEAR SYSTEMS, INC.
TRIUMPH GEAR SYSTEMS – MACOMB, INC. (formerly ACR Industries, Inc.)
TRIUMPH GROUP ACQUISITION CORP.
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.
THE TRIUMPH GROUP OPERATIONS, INC.
TRIUMPH/JDC COMPANY
TRIUMPH PRECISION CASTINGS CO.
TRIUMPH STRUCTURES – LOS ANGELES, INC. (formerly Hydro-Mill Co.)
TRIUMPH THERMAL SYSTEMS, INC.
TRIUMPH TURBINE SERVICES, INC.

By:	/s/	John R. Bartholdson
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

CBA MARINE SAS
CONSTRUCTIONS BREVETEES D’ALFORTIVELLE SAS
MGP HOLDING SAS
TRIUMPH AFTERMARKET SERVICES (EUROPE) LIMITED
(formerly Triumph Air Repair (Europe) Limited)
TRIUMPH CONTROLS (EUROPE) SAS

By:	/s/	John R. Bartholdson
Name:	John R. Bartholdson
Title:	Director

Annex 1

Current Noteholders and Principal Amounts

Name of Current Noteholder	Principal Amount of Notes Held
New York Life Insurance and Annuity Corporation	$11,000,000
$10,000,000
New York Life Insurance Company	$10,000,000
$8,500,000
New York Life Insurance and Annuity Corporation Institutionally Owned Life Insurance Separate Account	$500,000
AXA Equitable Life Insurance Company (f/k/a The Equitable Life Assurance Society of the United States)	$8,779,364
$5,852,909
Security Life of Denver Insurance Company	$8,486,718
ING USA Annuity and Life Insurance Company	$4,389,682
ReliaStar Life Insurance Company	$2,926,455
Massachusetts Mutual Life Insurance Company	2,800,000
3,500,000
3,100,000
2,750,000
800,000
1,000,000
1,200,000
3,150,000
1,800,000
550,000
2,400,000
100,000
C.M. Life Insurance Company	$1,250,000
$750,000
$1,800,000
$2,750,000
Gerlach & Co. (c/o MassMutual Asia Limited)	$300,000
Hartford Fire Insurance Company	$10,000,000
Hartford Life and Accident Insurance Company	$10,000,000
Hare & Co. (c/o Great-West Life & Annuity Insurance Company)	$3,000,000
Hare & Co. (c/o The Canada Life Assurance Company)	$2,000,000

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Name of Current Noteholder	Principal Amount of Notes Held
Ameritas Life Insurance Corp.	$585,291
Ameritas Variable Life Insurance Company	$585,291
Salkeld & Co. (c/o Acacia National Life Insurance Company)	$585,291
Total Outstanding	$127,191,000

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EXHIBIT A

AMENDMENT TO EXISTING NOTE PURCHASE AGREEMENT

1.                                       Section 10.13(a) of the Existing Note Purchase Agreement is hereby amended to add the following new sentence at the end thereof:

“For the avoidance of doubt, the Incorporated Covenants shall at all times include               Sections 7.2.17 and 7.2.21 of the Credit Agreement as in effect on November 3, 2004, unless the Required Holders have elected to incorporate by reference the changes made       by a Credit Agreement Amendment into this Section 10.13 by written notice to the               Company in accordance with Section 10.13(b).”

2.                                       The following new definitions are hereby added to Schedule B of the Existing Note Purchase Agreement in their proper alphabetical order:

““Credit Agreement Amendment” is defined in Section 10.13(b).

“Incorporated Covenants” is defined in Section 10.13(a).”

3.                                       The definition of “Intercreditor Agreement” in Schedule B of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Intercreditor Agreement” means the Collateral Agency and Sharing Agreement, dated as of April 21, 2004, by and among the Collateral Agent, the Administrative Agent, the holders of the Notes, and the Noteholder Security Document Agent thereunder (and consented and agreed to by the Company and Subsidiary Guarantors), substantially in the form attached as Exhibit 5.2 to the First Amendment Agreement (as amended, modified or supplemented from time to time).”

A-1